                                                                    Exhibit 99.2

[LOGO]



                   DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
          CONSOLIDATED STATEMENT OF OPERATIONS (PRELIMINARY/UNAUDITED)
                     (in Millions, Except per Share Amounts)




                                                                3 MONTHS - DECEMBER              12 MONTHS - DECEMBER
                                                              2003       2002    % CHANGE       2003       2002     % CHANGE
                                                         --------------------------------     -------------------------------
OPERATING REVENUES                                          $ 1,692    $ 1,704        -1%     $ 7,041    $ 6,729            5%
                                                         --------------------------------     -------------------------------
OPERATING EXPENSES
 Fuel, purchased power and gas                                  483        460          5%      2,241      2,099            7%
 Operation and maintenance                                      763        743          3%      3,032      2,547           19%
 Depreciation, depletion and amortization                       140        164        -15%        687        737          -7%
 Taxes other than income                                         79         91        -13%        334        352          -5%
                                                         --------------------------------     -------------------------------
                                                              1,465      1,458       --         6,294      5,735           10%
                                                         --------------------------------     -------------------------------
OPERATING INCOME                                                227        246         -8%        747        994         -25%
                                                         --------------------------------     -------------------------------
OTHER (INCOME) AND DEDUCTIONS
 Interest expense                                               134        143        -6%         546        569          -4%
 Interest income                                                (15)        (9)       -67%        (37)       (29)          28%
 Minority interest                                              (19)       (14)       -36%        (91)       (37)         n/m
 Other income                                                   (63)       (40)       -58%       (138)       (62)         n/m
 Other expenses                                                  28         20         40%        110         51          n/m
                                                         --------------------------------     -------------------------------
                                                                 65        100        -35%        390        492         -21%
                                                         --------------------------------     -------------------------------
INCOME BEFORE INCOME TAXES                                      162        146         11%        357        502         -29%
INCOME TAX BENEFIT                                              (67)       (48)       -40%       (123)       (84)        -46%
                                                         --------------------------------     -------------------------------
INCOME FROM CONTINUING OPERATIONS                               229        194         18%        480        586         -18%
                                                         --------------------------------     -------------------------------
DISCONTINUED OPERATIONS - ITC
 Income from operations                                        --            9       --             5         46          n/m
 Gain on sale                                                  --         --         --            63       --           --
                                                         --------------------------------     -------------------------------
                                                               --            9       --            68         46          n/m
                                                         --------------------------------     -------------------------------
CUMULATIVE EFFECT OF ACCOUNTING CHANGES
 Asset retirement obligations                                  --         --         --           (11)      --           --
 Energy trading activities                                     --         --         --           (16)      --           --
                                                         --------------------------------     -------------------------------
                                                               --         --         --           (27)      --           --
                                                         --------------------------------     -------------------------------
REPORTED NET INCOME                                         $   229    $   203         13%    $   521    $   632         -18%
                                                         ================================     ===============================
REPORTED EARNINGS PER DILUTED SHARE                         $  1.36    $  1.21         13%    $  3.09    $  3.83         -19%
                                                         ================================     ===============================

SIGNIFICANT ITEMS IMPACTING COMPARABILITY

  UNUSUAL ITEMS
    August 2003 Blackout Costs                                 --         --         --          0.10       --           --
    Loss on Sale of Steam Heating Business                     --         --         --          0.08       --           --
    Contribution to DTE Energy Foundation                      --         --         --          0.06       --           --
    Disallowance of Gas Costs                                  --         --         --          0.10       --           --
    Energy Trading Activities (EITF 98-10 flowback)            --         --         --         (0.10)      --           --
    Effective Tax Rate Adjustment                             (0.42)      0.03        n/m        --         --           --

  DISCONTINUED OPERATIONS
    Income from operations of ITC                              --        (0.05)      --         (0.03)     (0.28)         n/m
    Gain on sale of ITC                                        --         --         --         (0.37)      --           --

  CUMULATIVE EFFECT OF ACCOUNTING CHANGES
    Asset Retirement Obligations (FAS 143)                     --         --         --          0.07       --           --
    Energy Trading Activities (EITF 98-10 implementation)      --         --         --          0.09       --           --
                                                         --------------------------------     -------------------------------
OPERATING EARNINGS PER DILUTED SHARE                        $  0.94    $  1.19       -21%     $  3.09    $  3.55         -13%
                                                         ================================     ===============================
AVERAGE COMMON SHARES
 Basic                                                          168        167         1%         168        164            2%
 Diluted                                                        169        168         1%         168        165            2%

DIVIDENDS DECLARED PER COMMON SHARE                         $ 0.515    $ 0.515       --       $  2.06    $  2.06         --


The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, 10K and 10Q. n/m - not meaningful

[LOGO]


                           (Preliminary/Unaudited)



Net Income ($millions)                                          REPORTED                      OPERATING   OPERATING
                                                                 2003           Adjustments       2003       2002        Variance
                                                               --------        ------------    --------   ----------     --------
ENERGY RESOURCES
       REGULATED - POWER GENERATION                               $235               $16 A         $251       $241           $10

       NON-REGULATED
         Energy Services
          Coal Based Fuels
           Synfuels                                                197                 -            197        136            61
           Coke Batteries                                           (7)                -             (7)        52           (59)
          On Site Energy Projects                                    9                 -              9          9             -
          Merchant Generation                                        4                 -              4         (5)            9
          Other                                                     (4)                -             (4)       (11)            7

         Coal Services                                               8                 -              8         13            (5)

         Biomass Energy                                              6                 -              6          7            (1)

         Energy Trading & CoEnergy Portfolio                        45               (16) B          29         25             4
         Energy Resources Overheads                                (16)                -            (16)       (12)           (4)
                                                               --------          --------       --------    -------         -----
       TOTAL ENERGY RESOURCES NON-REGULATED                        242               (16)           226        214            12
                                                               --------          --------       --------    -------         -----
         TOTAL ENERGY RESOURCES                                    477                 -            477        455            22
                                                               --------          --------       --------    -------         -----
ENERGY DISTRIBUTION
       REGULATED - POWER DISTRIBUTION                               17                14  C          31        111           (80)
       Non Regulated (Energy Technologies)                         (15)                -            (15)       (16)            1
                                                               --------          --------       --------    -------         -----
         Total Energy Distribution                                   2                14             16         95           (79)
                                                               --------          --------       --------    -------         -----
ENERGY GAS
       REGULATED                                                    29                17  D          46         66           (20)
       Non-Regulated                                                29                 -             29         26             3
                                                               --------          --------       --------    -------         -----
         Total Energy Gas                                           58                17             75         92           (17)
                                                               --------          --------       --------    -------         -----
HOLDING COMPANY & OTHER
       ENERGY TECHNOLOGY INVESTMENTS                                (9)                -             (9)       (10)            1
       Other                                                       (48)               10  E         (38)       (46)            8
                                                               --------          --------       --------    -------         -----
         Total Holding Company & Other                             (57)               10            (47)       (56)            9
                                                               --------          --------       --------    -------         -----
         DISCONTINUED OPERATIONS - ITC
          Income from Operations                                     5                (5) F           -          -             -
          Gain on Sale                                              63               (63) G           -          -             -

         CUMULATIVE EFFECT OF ACCOUNTING CHANGES
          Asset Retirement Obligations (FAS 143)                   (11)               11              -          -             -
          Energy Trading Activities (EITF 98-10
          implementation cumulative effect)                        (16)               16              -          -             -
                                                               --------          --------       --------    -------         -----
TOTAL NET INCOME                                                  $521                 -           $521       $586          ($65)
                                                               ========          ========       ========    =======        ======
TOTAL EPS                                                        $3.09                 -          $3.09      $3.55        ($0.46)
                                                               ========          ========       ========    =======        ======
       DILUTED SHARES OUTSTANDING (MILLIONS)                       168                              168        165



*      Includes Energy Technology Investments

KEY:

A  -  Blackout Costs
B - Adjustment for rescission of EITF 98-10 Accounting Change (flow back) C - Loss on sale of steam heating business
D  - Disallowance of gas costs
E  - Contribution to DTE Energy Foundation
F  - Adjustment for Discontinued Operations (ITC)
G  - Gain on Sale of ITC

[LOGO]


                   DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
               Earnings Variance Analysis (Preliminary/Unaudited)

2002 REPORTED EARNINGS PER SHARE                                                                                    $3.83
      Adjust for discontinued operations (ITC)                                                                      (0.28)
--------------------------------------------------------------------------------------------------------------------------
2002 Operating Earnings per Share                                                                                   $3.55
--------------------------------------------------------------------------------------------------------------------------

REGULATED ELECTRIC                                                                                                  (0.45)
      GROSS MARGIN                                                                                     (0.80)
             Weather impact                                                                 (0.44)
             Incremental losses to Choice                                                   (0.27)
             Other                                                                          (0.09)


      O&M EXPENSE                                                                                      (0.21)
             Benefits Cost                                                                  (0.32)
             Uncollectable Expense                                                          (0.07)
             Storm Cost                                                                     (0.13)
             Cost reductions - generation & corp support costs, lower incentive costs        0.31


      DEPRECIATION, INTEREST, TAXES & OTHER                                                             0.56
             Regulatory Deferral - Choice                                                    0.19
             Regulatory Deferral - Clean Air                                                 0.12
             Interest - lower borrowing costs (excluding clean air related)                  0.05
             Other - lower property and single business taxes, other                         0.20

REGULATED GAS                                                                                                       (0.13)
      GROSS MARGIN                                                                                      0.08
             Weather impact                                                                  0.06
             Other                                                                           0.02

      O&M EXPENSE                                                                                      (0.28)
             Benefits Cost                                                                  (0.12)
             Uncollectable Expense                                                          (0.07)
             Other - injuries and damages, customer service initiatives                     (0.09)


NON REGULATED                                                                                                        0.05
      ENERGY RESOURCES - higher year-over-year synfuel earnings, power contract gains                   0.04
      MIDSTREAM GAS - gain on sale of Portland pipeline interest                                        0.01

CORPORATE AND OTHER - primarily loss reserves in 2002                                                                0.07


--------------------------------------------------------------------------------------------------------------------------
2003 OPERATING EARNINGS PER SHARE                                                                                   $3.09
--------------------------------------------------------------------------------------------------------------------------


      Net Adjustment Operating to Reported                                                                              -

2003 Reported Earnings per Share                                                                                    $3.09

[LOGO]

                             Net Income Summary
                           (Preliminary/Unaudited)


(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)           REPORTED               OPERATING   OPERATING
                                                  Q4 2003   Adjustments   Q4 2003     Q4 2002     Variance
                                                  -------   -----------  ---------   ---------    --------

ENERGY RESOURCES
       REGULATED - POWER GENERATION                $ 103       $   -       $ 103       $  71       $  32

       NON-REGULATED
          Energy Services
             Coal Based Fuels
                Synfuels                              48           -          48          77         (29)
                Coke Batteries                         2           -           2           2           -
             On Site Energy Projects                   3           -           3           2           1
             Merchant Generation                      (4)          -          (4)         (3)         (1)
             Other                                     -           -           -          (4)          4

          Coal Services                                1           -           1           6          (5)

          Biomass Energy                               1           -           1           2          (1)

          Energy Trading & CoEnergy Portfolio         (7)          -          (7)         13         (20)
          Energy Resources Overheads                  (4)         (4)          -          (4)
                                                   -----       -----       -----       -----       -----
       TOTAL ENERGY RESOURCES NON-REGULATED        $  40       $   -       $  40       $  95       $ (55)
                                                   -----       -----       -----       -----       -----

          TOTAL ENERGY RESOURCES                   $ 143       $   -       $ 143       $ 166       $ (23)
                                                   -----       -----       -----       -----       -----

ENERGY DISTRIBUTION
       REGULATED - POWER DISTRIBUTION              $   2       $   -       $   2       $  14       $ (12)
       NON REGULATED (ENERGY TECHNOLOGIES)            (3)          -          (3)         (5)          2
                                                   -----       -----       -----       -----       -----
          TOTAL ENERGY DISTRIBUTION                $  (1)      $   -       $  (1)      $   9       $ (10)
                                                   -----       -----       -----       -----       -----

ENERGY GAS
       REGULATED                                   $  22       $   -       $  22       $  36       $ (14)
       NON-REGULATED                                   4           -           4           5          (1)
                                                   -----       -----       -----       -----       -----
          TOTAL ENERGY GAS                         $  26       $   -       $  26       $  41       $ (15)
                                                   -----       -----       -----       -----       -----

HOLDING COMPANY & OTHER
       ENERGY TECHNOLOGY INVESTMENTS               $   -       $   -       $   -       $  (1)      $   1
       OTHER                                          61       (70)A          (9)        (16)          7
                                                   -----       -----       -----       -----       -----
          TOTAL HOLDING COMPANY & OTHER            $  61       $ (70)      $  (9)      $ (17)      $   8
                                                   -----       -----       -----       -----       -----

TOTAL NET INCOME                                   $ 229       $ (70)      $ 159       $ 199       $ (40)
                                                   =====       =====       =====       =====       =====
TOTAL DILUTED EPS                                  $1.36       $(0.42)     $0.94       $1.19       $(0.25)
                                                   =====       =====       =====       =====       =====

   AVERAGE DILUTED SHARES OUTSTANDING                169                     169         168


KEY:
--------------------------------------------------------------------------------
A  - Quarterly Effective Tax Rate Adjustment

[LOGO]


                   DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
               Earnings Variance Analysis (Preliminary/Unaudited)


Q4 2002 REPORTED EARNINGS PER SHARE                                                                                     $1.21
      Adjust for Q4 2002 Quarterly Effective Tax Rate Adjustment                                                         0.03
      Adjust for discontinued operations (ITC)                                                                          (0.05)
------------------------------------------------------------------------------------------------------------------------------
Q4 2002 Operating Earnings per Share                                                                                    $1.19
------------------------------------------------------------------------------------------------------------------------------
REGULATED ELECTRIC                                                                                                       0.12
      GROSS MARGIN                                                                                         (0.13)
             Weather impact                                                                     (0.05)
             Incremental losses to Choice                                                       (0.11)
             Territory growth                                                                    0.03

      O&M EXPENSE                                                                                           0.03
             Benefits                                                                           (0.09)
             Uncollectable Expense                                                              (0.03)
             Corporate Support Allocation Adj. (offset in Regulated Gas)                         0.13
             Other - lower outage costs                                                          0.02

      DEPRECIATION AND AMORT                                                                                0.16
             Regulatory Deferral - Choice                                                        0.11
             Other                                                                               0.05

      INTEREST & OTHER - lower borrowing costs and taxes                                                    0.06
REGULATED GAS                                                                                                           (0.09)
      GROSS MARGIN                                                                                         (0.04)
             Weather impact                                                                     (0.06)
             Territory growth                                                                    0.02

      O&M EXPENSE                                                                                          (0.12)
             Benefits                                                                           (0.01)
             Uncollectable Expense                                                              (0.01)
             Corporate Support Allocation Adj. (offset in Regulated Electric)                   (0.13)
             Other                                                                               0.03

      TAXES & OTHER                                                                                         0.07

NON REGULATED                                                                                                           (0.32)
      ENERGY SERVICES - Coke battery earnings in 2002, lower year-over-year synfuel prod.                  (0.15)
      ENERGY TRADING - Large unrealized gains at Co-Energy in 2002                                         (0.12)
      OTHER NON REGULATED                                                                                  (0.05)
CORPORATE & OTHER - primarily loss reserves in Q4 2002                                                                   0.04

------------------------------------------------------------------------------------------------------------------------------
Q4 2003 OPERATING EARNINGS PER SHARE                                                                                    $0.94
------------------------------------------------------------------------------------------------------------------------------

      Quarterly effective tax rate adjustment                                                                            0.42

Q4 2003 Reported Earnings per Share                                                                                     $1.36

[LOGO]

                            DTE ENERGY COMPANY
   CONSOLIDATED STATEMENT OF FINANCIAL POSITION (PRELIMINARY/UNAUDITED)
                              (in Millions)

                                                                        DEC. 31           DEC. 31           PERCENT
ASSETS                                                                    2003              2002             CHANGE
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                                            $     54         $    133              -59%
  Restricted cash                                                           131              237              -45%
  Accounts receivable
    Customer (less allow. for doubtful accounts of $99 and $82)             877              902               -3%
    Accrued unbilled revenues                                               316              296                 7%
    Other                                                                   338              237                43%
  Inventories
    Fuel and gas                                                            467              413                13%
    Materials and supplies                                                  162              163               -1%
  Assets from risk management and trading activities                        186              224              -17%
  Other                                                                     181              159                14%
                                                                       --------         --------              ----
                                                                          2,712            2,764               -2%
                                                                       --------         --------              ----

INVESTMENTS
Nuclear decommissioning trust funds                                         518              417                24%
Other                                                                       601              487                23%
                                                                       --------         --------              ----
                                                                          1,119              904                24%
                                                                       --------         --------              ----

PROPERTY
  Property, plant and equipment                                          17,679           17,862               -1%
  Less accumulated depreciation and depletion                            (8,010)          (8,049)             --
                                                                       --------         --------              ----
                                                                          9,669            9,813               -1%
                                                                       --------         --------              ----

OTHER ASSETS
  Goodwill                                                                2,068            2,114               -2%
  Regulatory assets                                                       2,063            1,197                72%
  Securitized regulatory assets                                           1,527            1,613               -5%
  Notes receivable                                                          469              336                40%
  Assets from risk management and trading activities                         88              152              -42%
  Prepaid pension assets                                                    181              172                 5%
  Other                                                                     202              182                11%
                                                                       --------         --------              ----
                                                                          6,598            5,766                14%
                                                                       --------         --------              ----

TOTAL ASSETS                                                           $ 20,098         $ 19,247                 4%
                                                                       ========         ========              ====




LIABILITIES AND                                                         DEC. 31           DEC. 31           PERCENT
SHAREHOLDERS' EQUITY                                                      2003              2002             CHANGE
-------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
  Accounts payable                                                     $    625         $    647               -3%
  Accrued interest                                                          110              115               -4%
  Dividends payable                                                          87               90               -3%
  Accrued payroll                                                            51               49                4%
  Income taxes                                                              185               44               n/m
  Short-term borrowings                                                     370              414              -11%
  Current portion long-term debt, including
    capital leases                                                          477            1,018              -53%
  Liab. from risk mgmt. and trading activities                              346              284               22%
  Other                                                                     648              552               17%
                                                                       --------         --------              ----
                                                                          2,899            3,213              -10%
                                                                                                             ----
OTHER LIABILITIES
  Deferred income taxes                                                     988              916                8%
  Regulatory liabilities                                                    162              179               -9%
  Asset retirement obligations                                              866             --                --
  Unamortized investment tax credit                                         156              168               -7%
  Liab. from risk mgmt. and trading activities                              173              208              -17%
  Liab. from transportation and storage contracts                           475              523               -9%
  Accrued pension liability                                                 345              582              -41%
  Deferred gains from asset sales                                           311              161               93%
  Minority interest                                                         156              128               22%
  Nuclear decommissioning                                                    67              416              -84%
  Other                                                                     544              394               38%
                                                                       --------         --------              ----
                                                                          4,243            3,675               15%
                                                                       --------         --------              ----
LONG-TERM DEBT (NET OF CURRENT PORTION)
  Mortgage bonds, notes and other                                         5,913            5,936               --
  Securitization bonds                                                    1,496            1,585               -6%
  Equity-linked securities                                                  185              191               -3%
  Capital lease obligations                                                  75               82               -9%
                                                                       --------         --------              ----
                                                                          7,669            7,794               -2%
                                                                       --------         --------              ----

COMMITMENTS AND CONTINGENCIES


SHAREHOLDERS' EQUITY
  Common stock                                                            3,109            3,052                2%
  Retained earnings                                                       2,308            2,132                8%
  Accumulated other comprehensive loss                                     (130)            (619)              79%
                                                                       --------         --------              ----
                                                                          5,287            4,565               16%
                                                                       --------         --------              ----

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 20,098         $ 19,247                4%
                                                                       ========         ========              ====


The Consolidated Statement of Financial Position (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

n/m - not meaningful

[LOGO]

                                    DTE ENERGY COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (PRELIMINARY/UNAUDITED)

                                                             12 MONTHS - DECEMBER
                                                             --------------------
                                                               2003       2002
                                                             -------    -------
(in Millions)
OPERATING ACTIVITIES
Net Income                                                   $   521    $   632
Adjustments to reconcile net income to net cash from
 operating activities:
   Depreciation, depletion, and amortization                     691        759
   Deferred income taxes                                        (220)      (208)
   Gain on sale of assets, net                                  (129)      --
   Partners' share of synfuel project losses                     (78)       (40)
   Contributions from synfuel partners                            65         22
   Cumulative effect of accounting changes                        27       --
   Changes in assets and liabilities, exclusive of changes
    shown separately                                              73       (169)
                                                             -------    -------
      Net cash from operating activities                     $   950    $   996
                                                             -------    -------

INVESTING ACTIVITIES
   Plant and equipment expenditures - regulated                 (679)      (794)
   Plant and equipment expenditures - non-regulated              (72)      (190)
   Proceeds from sale of interests in synfuel projects            89         32
   Proceeds from sale of ITC and other assets                    669          9
   Restricted cash for debt redemptions                          106        (79)
   Other investments                                            (103)       (93)
                                                             -------    -------
      Net cash from (used for ) investing activities         $    10    $(1,115)
                                                             -------    -------

FINANCING ACTIVITIES
   Issuance of long-term debt                                    527        958
   Redemption of long-term debt                               (1,208)      (613)
   Issuance of preferred securities                             --          180
   Redemption of preferred securities                           --         (180)
   Short-term borrowings, net                                    (44)      (267)
   Capital lease obligations                                      (9)       (12)
   Issuance of common stock                                       44        265
   Repurchase of common stock                                     (3)        (9)
   Dividends on common stock                                    (346)      (338)
                                                             -------    -------
      Net cash used for financing activities                 $(1,039)   $   (16)
                                                             -------    -------


NET DECREASE IN CASH AND CASH EQUIVALENTS                        (79)      (135)
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD             133        268
                                                             -------    -------
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD               $    54    $   133
                                                             =======    =======

[LOGO]


                        THE DETROIT EDISON COMPANY
       Consolidated Statement of Operations (Preliminary/Unaudited)
                              (in Millions)

                                                 3 MONTHS - DECEMBER               12 MONTHS - DECEMBER
                                              2003       2002    % CHANGE      2003       2002    % CHANGE
                                           ------------------------------   -------------------------------
Operating Revenues                         $   871    $   962        -9%    $ 3,695    $ 4,054          -9%
                                           ------------------------------   -------------------------------

OPERATING EXPENSES
  Fuel and purchased power                     177        233       -24%        939      1,074         -13%
  Operation and maintenance                    327        334        -2%      1,352      1,271           6%
  Depreciation and amortization                 87        128       -32%        473        577         -18%
  Taxes other than income                       53         67       -21%        257        273         -6%
                                           ------------------------------   -------------------------------
                                               644        762       -15%      3,021      3,195         -5%
                                           ------------------------------   -------------------------------

OPERATING INCOME                               227        200         14%       674        859         -22%
                                           ------------------------------   -------------------------------

OTHER (INCOME) AND DEDUCTIONS
  Interest expense                              67         79       -15%        284        311         -9%
  Interest income                               (7)      --         --           (7)        (1)        n/m
  Other income                                 (31)       (20)       n/m        (93)       (36)        n/m
  Other expense                                 26         17        n/m         93         51         n/m
                                           ------------------------------   -------------------------------
                                                55         76       -28%        277        325         -15%
                                           ------------------------------   -------------------------------

INCOME BEFORE INCOME TAXES                     172        124         39%       397        534         -26%

Income Tax Provision                            67         40         68%       145        178         -19%
                                           ------------------------------   -------------------------------

Income Before Accounting Change                105         84         25%       252        356         -29%

Cumulative Effect of Accounting Change        --         --         --           (6)      --             --
                                           ------------------------------   -------------------------------
REPORTED EARNINGS                          $   105    $    84         25%   $   246    $   356         -31%
                                           ==============================   ===============================
CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset Retirement Obligations (FAS 143)      --         --         --            6       --             --
UNUSUAL ITEMS
  August 2003 Blackout Costs                  --         --         --           16       --             --
  Loss on Sale of Steam Heating Business      --         --         --           14       --             --
  Elimination of Intercompany Gain            --         --         --         --           (4)          --
                                           ------------------------------   -------------------------------
OPERATING EARNINGS                         $   105    $    84         25%   $   282    $   352         -20%
                                           ==============================   ===============================

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.


n/m - not meaningful

[LOGO]


                   MICHIGAN CONSOLIDATED GAS COMPANY
     Consolidated Statement of Operations (Preliminary/Unaudited)
                             (in Millions)

                                                           3 MONTHS - DECEMBER                      12 MONTHS - DECEMBER
                                                    2003          2002        % CHANGE         2003          2002        % CHANGE
                                                 -------------------------------------      -------------------------------------
Operating Revenues                               $   414       $   370             12%     $ 1,492       $ 1,312             14%
                                                 -------------------------------------      -------------------------------------

OPERATING EXPENSES
   Cost of gas                                       251           223             13%         888           754             18%
   Operation and maintenance                          98            64             53%         349           277             26%
   Depreciation, depletion and amortization           26            28             -7%         105           107             -2%
   Taxes other than income                            10            13            -23%          52            51              2%
   Property write-down and contract losses          --            --              --             5            48             n/m
   Loss on sale of assets                              3          --              --             3           --              --
                                                 -------------------------------------      -------------------------------------
                                                     385           328             17%       1,402         1,237             13%
                                                 -------------------------------------      -------------------------------------

OPERATING INCOME                                      29            42            -31%          90            75             20%
                                                 -------------------------------------      -------------------------------------

OTHER (INCOME) AND DEDUCTIONS
Interest expense                                      15            15            --            57            59             -3%
Interest income                                       (2)           (2)           --           (10)          (10)            --
Gain on sale of joint venture                         (6)         --              --            (6)          --              --
Other                                                 (1)           (2)           n/m           (5)           (6)            17%
                                                 -------------------------------------      -------------------------------------
                                                       6            11            -45%          36            43            -16%
                                                 -------------------------------------      -------------------------------------

INCOME BEFORE INCOME TAXES                            23            31            -26%          54            32             69%

Income Tax Provision                                   2            12            -83%           9            12            -25%
                                                 -------------------------------------      -------------------------------------
REPORTED EARNINGS                                     21            19             11%          45            20            125%

PURCHASE ACCOUNTING AND OTHER ADJUSTMENTS           --              17            --           --             46            --
                                                 -------------------------------------      -------------------------------------
OPERATING EARNINGS (A)                           $    21       $    36            -42%      $   45       $    66            -32%
                                                 =====================================      =====================================

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.


(A) Represents MichCon's results included in the DTE
    Energy Consolidated Statement of Operations.

n/m - not meaningful

[DTE ENERGY LOGO]

                                 Sales Analysis


                            Electric Sales - Detroit Edison Service Area (000's of GWh)

                                                           Q4 2003                       Q4 2002                    % Change
                                                ------------------------------   ----------------------------   ------------------
Residential                                                             3,519                          3,580                -1.7%

Commercial                                                              3,690                          4,260               -13.4%

Industrial                                                              2,990                          3,245                -7.9%

Other                                                                     666                            686                -2.9%
                                                ------------------------------   ----------------------------
TOTAL SYSTEM                                                           10,865                         11,771                -7.7%

Choice Sales*                                                           2,047                          1,377                48.7%
                                                ------------------------------   ----------------------------
TOTAL SALES                                                            12,912                         13,148                -1.8%
                                                ==============================   ============================


* Includes Dearborn Industrial Group sales



                            Electric Sales - Detroit Edison Service Area (000's of GWh)
                                                            2003                           2002                     % Change
                                                ------------------------------   ----------------------------   ------------------
Residential                                                            15,075                         15,959                -5.5%

Commercial                                                             15,940                         18,393               -13.3%

Industrial                                                             12,254                         13,588                -9.8%

Other                                                                   2,621                          2,653                -1.2%

TOTAL SYSTEM                                                           45,890                         50,593                -9.3%

Choice Sales *                                                          7,237                          3,954                83.0%
                                                -------------------------------------------------------------
TOTAL SALES                                                            53,127                         54,547                -2.6%
                                                ==============================   ============================


* Includes Dearborn Industrial Group sales


                            Gas Sales and End User Transportation- MichCon Service Area (Mcf)

                                                            2003                           2002                     % Change
                                                ------------------------------   ----------------------------   ------------------
Residential                                                       129,551,203                    129,740,574                -0.1%

Commercial                                                         41,135,858                     38,916,292                 5.7%

Industrial                                                          1,526,112                      1,570,220                -2.8%
                                                ------------------------------   ----------------------------
                                                                  172,213,173                    170,227,086                 1.2%

End User Transportation*                                          151,089,646                    169,524,109               -10.9%
                                                ------------------------------   ----------------------------

TOTAL SALES                                                       323,302,819                    339,751,195                -4.8%
                                                ==============================   ============================

* includes choice customers




                             Electric Revenue - Detroit Edison Service Area ($000s)

                                                          Q4 2003                        Q4 2002                    % Change
                                                ----------------------------   ----------------------------     ------------------
 Residential                                                        314,120                        318,996                  -1.5%

 Commercial                                                         307,033                        349,664                 -12.2%

 Industrial                                                         149,906                        168,957                 -11.3%

 Other                                                               27,947                         28,369                  -1.5%
                                                ----------------------------   ----------------------------
 TOTAL SYSTEM                                                       799,006                        865,986                  -7.7%

 Choice Sales*                                                       10,439                          6,722                  55.3%
                                                ----------------------------   ----------------------------
 TOTAL SALES                                                        809,445                        872,708                  -7.2%
                                                ==============================   ============================


 * Includes Dearborn Industrial Group sales



                             Electric Revenue - Detroit Edison Service Area ($000s)

                                                           2003                           2002                      % Change
                                                ----------------------------   ----------------------------     ------------------
 Residential                                                      1,350,882                      1,433,123                  -5.7%

 Commercial                                                       1,309,563                      1,500,143                 -12.7%

 Industrial                                                         632,489                        699,712                  -9.6%

 Other                                                              115,975                        114,437                   1.3%
                                                ----------------------------   ----------------------------
 TOTAL SYSTEM                                                     3,408,909                      3,747,415                  -9.0%

 Choice Sales*                                                       35,443                         19,339                  83.3%
                                                ----------------------------   ----------------------------
 TOTAL SALES                                                      3,444,352                      3,766,754                  -8.6%
                                                ==============================   ============================


 * Includes Dearborn Industrial Group sales



                                                 Gas - MichCon Service Area (Mcf)

                                                          Q4 2003                        Q4 2002                % Change
                                                ----------------------------   ----------------------------     ------------------
 Residential                                                     40,307,846                     41,713,952                  -3.4%

 Commercial                                                      12,102,969                     11,328,746                   6.8%

 Industrial                                                         466,728                        331,964                  40.6%
                                                ----------------------------   ----------------------------
                                                                 52,877,543                     53,374,662                  -0.9%

 End Use Transportation (includes choice customers)              38,042,355                     47,787,008                 -20.4%
                                                ----------------------------   ----------------------------

 TOTAL SALES                                                     90,919,898                    101,161,670                 -10.1%
                                                ==============================   ============================

 * includes choice customers

[DTE ENERGY LOGO]



                       DTE ENERGY DEBT/EQUITY CALCULATION
                             As of December 31, 2003
                                  ($ millions)


                           Short-term borrowings                   $370
                Current portion LTD + cap leases                    477
 Mortgage bonds, notes, and other long-term debt                  5,913
                            Securitization bonds                  1,496
                                  Capital leases                     75
                                      Less QUIDS                    385
                           Less Trust Preferreds                    280
                    Less MichCon short-term debt                    238
                        Less securitization debt                  1,585
                                                     -------------------
                                      TOTAL DEBT                 $5,843

                                 Trust preferred                   $280
                                           QUIDS                    385
                           Mandatory convertible                    185
                                                     -------------------
                          TOTAL PREFERRED/ OTHER                   $850

                                          EQUITY                 $5,287
                                                     -------------------

                                       TOTAL CAP                $11,980
                                                     ===================

                                            Debt                  48.8%
                          Preferred stock/ other                   7.1%
                     Common shareholders' equity                  44.1%
                                                     -------------------
                                           TOTAL                 100.0%
                                                     ===================